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                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                   PROSPECTUS SUPPLEMENT DATED AUGUST 9, 2007

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This information supplements the Stock Funds Prospectus of First American
Investment Funds, Inc. ("FAIF"), dated February 28, 2007, as previously supplemented April 2 and June 1, 2007 (the "Prospectus"). This supplement and the Prospectus constitute a current Prospectus. To request a copy of the Prospectus, please call 800-677-FUND.

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Information regarding the portfolio managers primarily responsible for the management of Small Cap Growth Opportunities Fund, which is set forth in the Prospectus under the heading "Additional Information--Management--Portfolio Management," is replaced by the following:

Small Cap Growth Opportunities Fund. Robert S. McDougall, CFA, Equity Portfolio Manager. Mr. McDougall has managed or co-managed the fund since May 2004. Prior to joining FAF Advisors in 2004, Mr. McDougall was a senior equity analyst for the Marshall Small Cap Growth Fund. He entered the financial services industry in 1988.





















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